Other assets	12 Months Ended
Dec. 31, 2022
Miscellaneous non-current assets [abstract]
Other assets
10. Other assets

	December 31, 2022	December 31, 2021

Long-term value added tax and other taxes recoverable	$55,394	$38,822
Prepaid forestry fees	1,403	1,824
Prepaid loan costs	1,487	2,020
Investment in marketable securities and debt securities	61,611	59,849
Other	170	1,508
	$120,065	$104,023

Included in investments in marketable securities are investments in Probe Gold Inc. (formerly Probe Metals Inc.) and investments in GMIN (Note 6 (b)). In July 2022, the Company completed the acquisition of 32.5 million common shares of GMIN for cash consideration of CDN $26,000 ($20,000). Upon closing of this transaction, the Company owned approximately 19.0% of GMIN shares outstanding.